FINANCIAL INCOME (EXPENSES), NET	12 Months Ended
Dec. 31, 2021
Other Income and Expenses [Abstract]
FINANCIAL INCOME (EXPENSES), NET
NOTE 15: -	FINANCIAL INCOME (EXPENSES), NET

	Year ended December 31,
	2021	2020	2019

Financial income:
Interest income	$1,045	$1,754	$2,551
Exchange rate differences and other	-	231	-

Financial expenses:
Exchange rate differences and other	630	-	334
Amortization/accretion of premium/discount on marketable securities, net	76	128	257

	$339	$1,857	$1,960